Exhibit 99.2

CULP Positioning for the Future Culp Restructuring Plan - June 2024

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements. Further, forward looking statements are intended to speak only as of the date on which they are made, and we disclaim any duty to update such statements to reflect any changes in management's expectations or any change in the assumptions or circumstances on which such statements are based, whether due to new information, future events, or otherwise. Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as "expect," "believe," "anticipate," "estimate," "intend," "plan," "project," and their derivatives, and include but are not limited to statements about expectations, projections, targets, or trends for our future operations, strategic initiatives, restructurings, production levels, new product launches, sales, profit margins, profitability, operating (loss) income, capital expenditures, working capital levels, cost savings (including, without limitation, anticipated cost savings from restructuring initiatives), income taxes, SG&A or other expenses, pre-tax (loss) income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding dividends, share repurchases, liquidity, use of cash and cash requirements, borrowing capacity, investments, potential acquisitions, restructuring and restructuring-related charges, expenses, and/or credits future economic or industry trends, public health epidemics, or future developments. There can be no assurance that we will realize these expectations or meet our guidance, or that these beliefs will prove correct. Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, including changes in U.S. trade enforcement priorities, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States. Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currencies in Canada and China can have a negative impact on our sales of products produced in those places. In addition, because our foreign operations use the U.S. dollar as their functional currency, changes in the exchange rate between the local currency of those operations and the U.S dollar can affect our reported profits from those foreign operations. Also, economic or political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets. The impact of public health epidemics on employees, customers, suppliers, and the global economy, such as the recent global coronavirus pandemic, could also adversely affect our operations and financial performance. In addition, the impact of potential asset impairments, including impairments of property, plant, and equipment, inventory, or intangible assets, as well as the impact of valuation allowances applied against our net deferred income tax assets, could affect our financial results. Increases in freight costs, labor costs, and raw material prices, including increases in market prices for petrochemical products, can also significantly affect the prices we pay for shipping, labor, and raw materials, respectively, and in turn, increase our operating costs and decrease our profitability. Also, our success in diversifying our supply chain with reliable partners to effectively service our global platform could affect our operations and adversely affect our financial results. Finally, the future performance of our business also depends on our ability to successfully restructure our mattress fabrics operation and return the segment to profitability. Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A "Risk Factors" in our recent Form 10-K and Form 10-Q reports filed with the Securities and Exchange Commission. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Additional risks and uncertainties that we do not presently know about or that we currently consider to be immaterial may also affect our business operations and financial results. CULP

# Restructuring Overview – Why Now?

## FY24 Q4 / PRE-RESTRUCTURING STATE

- **Building foundation for profitable growth in FY24, Mattress Fabrics (CHF) business transformation plan was underway**
- **Industry conditions significantly declined in FY24 Q4, warranting action**
  - Both businesses had solid sales gains in FY24 Q3
  - Macroeconomic conditions worsened in early calendar 2024, affecting customers
- **Demand pressure and impact on financial results necessitated change**
  - Action needed to implement sustainable cost structure
  - CHF needed to return to profitability at current demand levels without sacrificing future growth potential
- **Need to recalibrate capacity and portfolio of owned real estate to align with demand**
- **Solid balance sheet remains intact with additional available liquidity**

## FUTURE STATE / POST-RESTRUCTURING

- **Operate profitably in currently depressed demand environment**
  - Generate positive Adjusted EBITDA with path to positive operating income post-restructuring by second half of FY25
- **Generate positive free cash flow**
  - Return to profitability
  - Continued focus on working capital
  - Cost reductions/sale of assets
  - Benefit of significant U.S. NOLs
- **Transition CHF product mix of manufactured vs sourced, especially related to damask/woven products**
  - Expand ways to service customers and grow in cost-efficient manner
- **Leverage consolidated global footprint, design capabilities, and customer focus to accelerate market position**
- **Capitalize on new product development opportunities to outperform industry trends**

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CULP

# Financial and Business Implications

## RESTRUCTURING ACTIONS

1. **Consolidate CHF North American Operations**
   - ❑ Wind Down and Close Operations in Quebec, Canada
   - ❑ Move Knitting and Finish Capacity to Stokesdale, NC
   - ❑ Optimize Capacity and Overhead in North America in One Facility (NC)
2. **Transition Mattress Fabric Damask Weaving Operation to Sourcing Model**
3. **Consolidate Haiti Operations into One Facility**
4. **Reduce CHF workforce by approximately 240 people (35% of segment total workforce)**
5. **Restructure Upholstery Fabrics (CUF) Finishing Operation in China**
6. **Reduce Unallocated Corporate and Shared Service Expenses**

## RESTRUCTURING OUTCOMES

**Projected Cost Savings**

1. $10-11 million in annualized cost and productivity savings, primarily via mattress segment COGS
   - ❑ $8.0 million total restructuring & related charges with $2.5 million cash charges from:
     - Severance
     - Restructuring
       - Relocation of Equipment
       - Wind-Down of Canadian Operation
   - ❑ $1.0–1.5 million reduction in annualized unallocated corporate/shared services savings

**Projected Proceeds from Asset Sales**

1. Anticipate $10-12 million of after-tax proceeds from sale of owned Canadian Faciality
2. Anticipate $2.0 -2.5 million from sale of excess equipment
   - Offset against cash restructuring expense

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CULP

Steps and Timing of Restructuring: Measuring Success 5 FISCAL Q1 25 ΙΣΣ (MAY - JULY 2024) Major restructuring actions announced in early May Communicated phased closure of Canadian mattress fabrics facility to affected employees, customers, vendors, and Canadian regulatory authorities Initiated and completed negotiation of severance and stay bonus agreements Engaged broker to sell Canadian real estate Working with supply partners on transition of damask SKUs Moving and optimizing Stokesdale facility floor space for relocation of Canadian knitting and finishing equipment Completed consolidation of Haiti operations into one building Completed restructuring of upholstery fabric (CUF) finishing operation in China FISCAL Q2 25 (AUGUST - OCTOBER 2024) >> Discontinue production at Canadian mattress fabrics facility by end of Q2 Complete transition of Damask SKUs with supply partners by end of Q2 Make continued progress with relocation of knitting and finishing equipment to Stokesdale Early stages of operational improvements for plant and equipment consolidation SECOND HALF FISCAL 25 (NOVEMBER 2024 - APRIL 2025) Complete relocation of equipment to Stokesdale Complete sale of excess equipment Estimated completion for sale of Canadian real estate (timing dependent upon buyer interest / market conditions) Further progress on operational improvements from plant and equipment consolidation CULP

Liquidity, Access to Capital are Strengthened Total Liquidity As of 4/28/2024 (in millions) Cash ABL Availability China Credit Line Availability $10.0 18.5 4.0 $32.5 Total Liquidity Estimated Proceeds from Canadian Real Estate Sale $10.0 Total Liquidity Including Future Real Estate Sale Proceeds* $42.5 TTM Cash Burn -$11.0 $10.0 Cash Restructuring Benefit Net of Cash Expense FY 2025 Year-End Expected Cash >$10.0 *Hypothetical pro forma assuming sale of Canadian real estate based on estimated net proceeds. Timing and amount of actual proceeds currently unknown. BALANCE SHEET IMPACT Cash and access to liquidity remains solid • Expect to utilize some borrowing during fiscal 2025 to fund restructuring activity and working capital to grow business • Expect to maintain positive net cash position and fund most of restructuring costs from eventual sale of excess equipment Eventual proceeds from sale of Canadian facility enhances balance sheet ■ Cost actions to dramatically lower expected operating and cash burn at current low sales levels to ride out industry softness • Restructuring and balance sheet actions allow for continued investment in the business to benefit consolidated company in market recovery Cash: $10 million SOURCES OF LIQUIDITY (AS OF APRIL 28, 2024) • Domestic ABL - working capital-based ABL - $18.5 million available based on inventory and working capital levels ■ China unsecured credit line - $4.0 million available ■ Canadian Real Estate Proceeds OTHER SOURCES - Anticipate $10-12 million of proceeds post tax by end of fiscal 2025 - Sale process underway U.S. Real Estate Ability to advance credit on owned property if needed CULP

# Restructuring Puts CHF on Path to Segment Breakeven

**Hypothetical pro forma model of projected annualized savings on CHF profitability post-restructuring, assuming the same level of sales from fiscal 2024 (model is before any corporate allocation at segment level)**

- **Projected annualized cost and productivity savings of approximately $9.5 million (CHF only)**
- **Post restructuring, mattress fabrics segment expected to return to positive operating income (on a monthly basis) sometime in the second half of fiscal 2025**

| CHF | 2017 | 2021 | 2022 | 2023 | 2024 | | Pro Forma* |
|---|---|---|---|---|---|---|---|
| Revenue | $ 190.8 | $ 157.7 | $ 152.2 | $ 111.0 | $ 116.4 | Revenue | $ 116.4 |
| Gross Profit $ | $ 43.1 | $ 23.9 | $ 16.5 | $ (6.7) | $ 6.3 | Gross Profit $ | $ 6.3 |
| Gross Profit % | 23% | 15% | 11% | -6% | 5% | Restructuring Savings** | $ 9.5 |
| | | | | | | New Gross Profit $ | **$ 15.8** |
| | | | | | | New Gross Profit % | **13.6%** |
| Operating Income % Seg | 15.4% | 7.5% | 2.8% | -16.8% | -5.9% | | |
| Operating Income/Loss $ | $ 29.38 | $ 11.80 | $ 4.21 | $ (18.68) | $ (6.85) | Operating Income | $ 2.67 |
| Segment SG&A | $ 13.69 | $ 12.07 | $ 12.25 | $ 11.94 | $ 13.13 | Segment SG&A | $ 13.13 |
| D&A | | | | | $ 5.88 | | $ 5.88 |
| **EBITDA** | | | | | **$ (0.97)** | | **$ 8.55** |

*** Reflects FY 2024 CHF results restated as a hypothetical pro forma with estimated cost and productivity savings from CHF restructuring actions included. This is a hypothetical model only – it is not intended as guidance/projections. Also, this model does not include any allocation of corporate costs at segment level.**

**** Estimated restructuring savings for CHF segment only.**

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Mattress Fabrics: Current Industry Demand Near Previous Recession (2009) Bottom Levels Current level of domestic unit production of 18 million units near 2009 recession levels Unique factors affecting current cycle ■ Post Covid stimulus, at home demand pull forward ■ Supply chain challenges and cost pressures in addition to labor shortage ■ Pressures on lower end consumer discretionary spending due to inflation Figure 6 Annual U.S.-Produced Mattress Unit Volume Trends - Below Pre-Pandemic Levels in millions 14 26 222 2 24 24 22 23 22 21 21 22 20 18 16 25 24 24 23 24 23 22 21 20 20 20 19 19 18 2013 20 19 8 Note: Annual unit volume data is composed of reported and projected U.S.-produced mattress shipments and does not include imported mattress shipments or U.S.- produced or imported stationary foundations. 2022 annual unit volume data, for U.S.-produced mattresses, may not equal the summed total of quarterly unit volume data, for 2022, due to ISPA's quarterly data restatements. 2021 annual unit volume data, for U.S.-produced mattresses, may not equal the summed total of quarterly unit volume data, for 2021, due to ISPA's annual data restatements. Source: International Sleep Products Association, KeyBanc Capital Markets Inc. CULP

Restructuring of Mattress Fabrics Segment ✓Strengthened leadership team focused on profitable growth Leverage long history of success within the bedding industry Drive operating efficiencies: 9 - Optimize manufacturing and sourcing capabilities for customer reactivity and improved cost advantage Phased wind down and closure of fabric formation facility in Canada and consolidation of manufacturing and sourcing capabilities to USA, Turkey and Asia Consolidate cut and sew operations on Haiti / Dominican Republic border to one facility Diligent focus on production scheduling and quality management Invest in high ROI, quick payback capital projects to drive cost savings New commercial approach including: Strong focus on winning new market position as customer innovation cycle increases New product introductions priced in line with current costs to improve profit Restructured and energized sales team Customer, product, and design segmentation including a focused selling strategy and significant SKU rationalization, especially in damask weaving Establishment of an open line to balance custom design work with curated fabric offerings where volumes warrant Continued focus on new product placements and growing market position CHF Manufacturing & Sourcing Locations Post-Restructuring USA TURKEY CHINA VIETNAM HAITI CULP

# Solidly Profitable Upholstery Fabrics Segment With Key Initiatives Underway to Accelerate Performance

- ✓ **Leading position in a fragmented market**
- ✓ **Asset light model to maintain flexibility and product profit performance**
- ✓ **Growing innovative performance products**
  - LiveSmart® performance brand
  - LiveSmart Evolve®, performance plus recycled fibers
  - Nanobionic® wellness-focused technology
- ✓ **Growing Hospitality segment**
  - Targeting >25% of normalized sales with higher margin
  - Expanding capacity of roller shades within Read Window Products
- ✓ **Drive operating efficiencies**
  - Cut & Sew platform restructuring completed in both Haiti and Asia
  - Improved Read Window operations
  - Lower inventory markdown expense

**Accelerating Segment Performance**



LiveSmart
ENJOY LIFE. STAY SPOTLESS
by CULP

LiveSmart
EVOLVE

CULP
Powered by nanobionic

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CULP

What Gives CULP Confidence in Restructuring Plan / Recovery? Key Success Factors Experienced leadership team focused on profitable growth Successfully navigated significant restructuring of CUF beginning in early 2000's Solid balance sheet and available liquidity Strong relationships with key customers and long-term suppliers Emphasis on design creativity and product innovation Strategic and optimized manufacturing and global sourcing platform Market position improving with solid placements priced in line with current costs Year-over-year sales growth (FY24) in CHF in very difficult demand 11 environment CULP

CULP

About Non-GAAP Financial Information This presentation contains adjusted income statement information, which discloses adjusted loss from operations, a non-U.S. GAAP performance measure that eliminates items which are not expected to occur on a recurring or regular basis (including, without limitation, restructuring and restructuring-related expenses, charges, and/or credits, as applicable for the periods presented or projected). The company has included this adjusted information in order to show operational performance excluding the effects of items not expected to occur on a recurring or regular basis. Management believes this presentation aids in the comparison of financial results among comparable financial periods. Management uses adjusted income statement information in evaluating the financial performance of our overall operations and business segments. Also, adjusted income statement information is used as a performance measure in our incentive-based executive compensation program. We note, however, that this adjusted income statement information should not be viewed in isolation or as a substitute for loss from operations calculated in accordance with U.S. GAAP. This presentation contains disclosures about free cash flow, a non-U.S. GAAP liquidity measure that we define as net cash (used in) provided by operating activities, less cash capital expenditures and payments on vendor-financed capital expenditures, plus any proceeds from sale of property, plant, and equipment, plus proceeds from note receivable, plus proceeds from the sale of investments associated with our rabbi trust, less the purchase of investments associated with our rabbi trust, and plus or minus the effects of foreign currency exchange rate changes on cash and cash equivalents, in each case to the extent any such amount is incurred during the period presented or projected. Management believes the disclosure of free cash flow provides useful information to investors because it measures our available cash flow for potential debt repayment, stock repurchases, dividends, additions to cash and investments, or other corporate purposes. We note, however, that not all of the company's free cash flow is available for discretionary spending, as we may have mandatory debt payments and other cash requirements that must be deducted from our cash available for future use. In operating our business, management uses free cash flow to make decisions about what commitments of cash to make for operations, such as capital expenditures (and possible financing arrangements for these expenditures), purchases of inventory or supplies, SG&A expenditure levels, compensation, and other commitments of cash, while still allowing for adequate cash to meet known future commitments for cash, such as debt repayment, and also for making decisions about dividend payments and share repurchases. This presentation contains disclosures about our Adjusted EBITDA, which is a non-U.S. GAAP performance measure that reflects net (loss) income excluding income tax expense (benefit), net interest income, and restructuring expense or credit and restructuring related charges or credits, as well as depreciation and amortization expense, and stock-based compensation expense. This measure also excludes other non-recurring charges and credits associated with our business, if and to the extent any such amount is incurred during the period presented or projected. We believe presentation of Adjusted EBITDA is useful to investors because earnings before interest income and expense, income taxes, depreciation and amortization, and similar performance measures that exclude certain charges from earnings, are often used by investors and financial analysts in evaluating and comparing companies in our industry. We note, however, that such measures are not defined uniformly by various companies, with differing expenses being excluded from net income to calculate these performance measures. For this reason, Adjusted EBITDA should not be viewed in isolation by investors and should not be used as a substitute for net income (loss) calculated in accordance with GAAP, nor should it be used for direct comparisons with similarly titled performance measures reported by other companies. Use of Adjusted EBITDA as an analytical tool has limitations in that this measure does not reflect all expenses that are necessary to fund and operate our business, including funds required to pay taxes, service our debt, and fund capital expenditures, among others. Management uses Adjusted EBITDA to help it analyze the company's earnings and operating performance, by excluding the effects of expenses that depend upon capital structure and debt level, tax provisions, and non-cash items such as depreciation, amortization and stock-based compensation expense that do not require immediate uses of cash. 13 CULP